Abbey Capital Futures Strategy Fund (the “Fund”)

a series of The RBB Fund, Inc.

Class I Shares (Ticker: ABYIX)

Class A Shares (Ticker: ABYAX)

Class C Shares (Ticker: ABYCX)

Class T Shares (Not Currently Available for Sale)

Supplement dated November 19, 2019
to the Fund’s Prospectus and Statement of Additional Information (“SAI”), each dated December 31, 2018

THIS SUPPLEMENT CONTAINS NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SAI AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS AND SAI.

Effective as of November 18, 2019, Crabel Capital Management, LLC will serve as a Trading Adviser to the Fund’s subsidiaries, Abbey Capital Offshore Fund SPC and Abbey Capital Onshore Series LLC. Accordingly, the following information is added to the Fund’s Prospectus and SAI.

(i)	Crabel Capital Management, LLC is added to the section titled “Summary Section — Management of the Fund — Investment Adviser and Trading Advisers” of the Fund’s Prospectus.

(ii)	The following is added to the section titled “More Information About Management of The Fund — Trading Advisers” of the Fund’s Prospectus:

Crabel Capital Management, LLC

The Adviser has entered into a trading advisory agreement with Crabel Capital Management, LLC (“Crabel”) to manage a portion of the Fund’s assets using the Crabel Advanced Trend Program. Crabel is organized as a Wisconsin limited liability company, and the main office is located at 10250 Constellation Boulevard, Suite 2650, Los Angeles, California. Crabel is registered as a CTA and CPO with the CFTC and is a member of the NFA. Crabel is also registered as an investment adviser with the SEC. Crabel is a global alternative investment firm specializing in systematic, automated trading of worldwide futures and currencies.

Michael Pomada – President & Chief Executive Officer

Michael Pomada is the President & Chief Executive Officer of Crabel and is a member of the firm’s Executive Committee. Mr. Pomada began his career in the interactive entertainment industry in sales and business development. After completing his MBA, Mr. Pomada went to UBS before managing portfolios for Manchester Trading (Niederhoffer) & Coast Asset Management. Upon joining Crabel in 2008, Mr. Pomada managed an equity portfolio while assisting in the oversight of Crabel’s equity strategies. Starting in late 2009, Mr. Pomada and a colleague led the effort to revamp the firm’s execution processes, infrastructure and algorithmic trading/microstructure research. Mr. Pomada joined the firm’s Executive Committee in 2010 and became Chief Operating Officer in June 2011. In July 2016 he was promoted to CEO and President. In this role, Mr. Pomada focuses on research and product development, and continues to oversee the front office teams. Mr. Pomada has been registered as an NFA associate member and an associated person of Crabel since May of 2012 and listed as a principal of Crabel since January of 2013.

Grant Jaffarian – Portfolio Manager

Grant Jaffarian is a Portfolio Manager at Crabel and is a member of the firm’s Executive Committee. Mr. Jaffarian began his career at Belgium-based Analytic Investment Management, a high turnover futures manager acquired by Robeco Bank. Upon leaving Analytic Investment, Mr. Jaffarian founded Petra Intraday, a short term systematic emerging manager. In 2004, Mr. Jaffarian joined Efficient Capital Management, LLC where he served as Chief Investment Officer before departing in December 2012. Mr. Jaffarian founded AlphaTerra, LLC in April 2013 to work with the world’s most promising quant systematic trading strategies. In March 2014, AlphaTerra was acquired by Crabel and Mr. Jaffarian assumed the role of Portfolio Manager for the Crabel Advanced Trend Program. Mr. Jaffarian joined the firm’s Executive Committee in April 2016. Mr. Jaffarian has been listed as a principal and associated person of Crabel since January 2017.

(iii)	The following is added to the section titled “Investment Advisory and Other Services — Investment Trading Advisers” in the Fund’s SAI:

Crabel Capital Management, LLC (“Crabel”) 10250 Constellation Boulevard Suite 2650 Los Angeles, CA 90067

Crabel is a global alternative investment firm specializing in systematic, automated trading of worldwide futures and currencies. The Crabel Advanced Trend Program is a portfolio of systematic trading strategies designed to efficiently capture long-term trend following returns across a diverse set of global futures and foreign exchange instruments.

Please retain this Supplement for future reference.